Commitment and contingencies	12 Months Ended
Mar. 31, 2024
Text Block One [Abstract]
Commitment and contingencies
29. Commitment and contingencies
Capital commitments
As at March 31, 2024 and 2023, the Company had committed to spend approximately $8,022 and $17,942, respectively, under agreements to purchase property and equipment and software. These amounts are net of capital advances paid in respect of these purchases.
Bank guarantees and others
Certain subsidiaries of the Company hold bank guarantees aggregating $896 and $924 as at March 31, 2024 and March 31, 2023, respectively. These guarantees have a remaining expiry term ranging from one
to five years.
Restricted time deposits placed with bankers as security for guarantees given by them to regulatory authorities and other third parties aggregating $463 and $484 as at March 31, 2024 and March 31, 2023, respectively, are included in other current assets. These deposits represent cash collateral against bank guarantees issued by the banks on behalf of the Company to third parties.
Contingencies
In the ordinary course of business, the Company is involved in lawsuits, claims and administrative proceedings. While uncertainties are inherent in the final outcome of these matters, the Company believes, after consultation with counsel, that the disposition of these proceedings will not have a material adverse effect on the Company’s financial position, results of operations or cash flows. Also refer Note
25-Income
Taxes for details on tax related contingencies.